TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Short-Term Bond Fund
TDAM Short-Term Investment Fund

Supplement dated July 23, 2008
to the Prospectuses dated February 28, 2008 (the “Prospectus”)

The section of the Prospectus entitled “How to Sell Shares” is amended as follows:

The following replaces the first paragraph under the subsection entitled “By Telephone”:

You may redeem your shares in a Fund by calling (866) 416-4031. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Transfer Agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Shareholders should retain this Supplement for future reference.